UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 12, 2015
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On May 14, 2015, Steadfast Income REIT, Inc. (the “Company”) issued an earnings release announcing its financial results for the three months ended March 31, 2015. A copy of the earnings release is being furnished as Exhibit 99.1 to this Form 8-K.
The information contained in this Item 2.02, including the related information set forth in the earnings release attached hereto as Exhibit 99.1 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 8.01	Other Events.
Reinstatement of Share Repurchase Program
The Company’s board of directors elected to suspend the Company’s share repurchase program effective as of November 20, 2014. On May 12, 2015, the Company’s board of directors elected to reinstate the share repurchase program on the terms and conditions set forth in the share repurchase program attached as Exhibit 99.2 to this Current Report on Form 8-K, to be effective as of July 1, 2015. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Declaration of Cash Distribution
On May 12, 2015, the Company’s board of directors approved and authorized a daily distribution to stockholders of record as of the close of business on each day of the period commencing on July 1, 2015 and ending on September 30, 2015. The distributions will be calculated based on 365 days in the calendar year and will be equal to $0.001964 per share of the Company’s common stock, which is equal to an annualized distribution rate of 7.0%, assuming a purchase price of $10.24 per share. The distributions for each record date in July 2015, August 2015 and September 2015 will be paid in August 2015, September 2015 and October 2015, respectively. The distributions will be payable to stockholders from legally available funds therefor.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Earnings Release, dated May 14, 2015
99.2	Share Repurchase Program
99.3	Press Release, dated May 14, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	May 14, 2015	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Earnings Release, dated May 14, 2015
99.2	Share Repurchase Program
99.3	Press Release, dated May 14, 2015